SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              ____________________

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 9, 2004


                             STRATAGENE CORPORATION
               (Exact Name of Registrant as Specified in Charter)


           Delaware                     000-50786                33-0683641
        --------------                 -----------              ------------
(State or Other Jurisdiction of        (Commission            (I.R.S. Employer
        Incorporation)                 File Number)          Identification No.)


                          11011 North Torrey Pines Road
                           La Jolla, California 92037

          (Address of Principal Executive Offices, including zip code)
                              ____________________

                                 (858) 535-5400

              (Registrant's telephone number, including area code)

                              ____________________


                    _________________________________________

          (Former name or former address, if changed since last report)


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ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)  Exhibits.



   Exhibit
    Number                        Description of Exhibit
------------  ------------------------------------------------------------------
      99.1       Press release issued by Stratagene Corporation on June 9, 2004.



ITEM 12. Results of Operations and Financial Condition.

         On June 9, 2004, Stratagene Corporation issued a press release regarding its financial results for the first fiscal quarter ended March 31, 2004. A copy of the press release is attached hereto as Exhibit 99.1.

         In  accordance  with  General   Instruction   B.6.  of  Form  8-K,  the
information contained in this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. Such information shall not be incorporated by reference in any filing of Stratagene Corporation, whether made before or after the date hereof, regardless of any general incorporation language in such filing, except as otherwise expressly set forth by specific reference in such a filing.

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



                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  June 9, 2004                           STRATAGENE CORPORATION




                                              By:      /s/ Reginald P. Jones
                                                       -------------------------
                                              Name:    Reginald P. Jones
                                              Title:   Senior Vice President and
                                                       Chief Financial Officer

                                  EXHIBIT INDEX



   Exhibit
    Number                        Description of Exhibit
------------  ------------------------------------------------------------------
     99.1       Press release issued by Stratagene Corporation on June 9, 2004.


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